Exhibit 99.2

Q4 and FY 2022 Earnings Call March 9, 2023 2023 - 03 - 09 1 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

T od a y ’ s Presenters 2023 - 03 - 09 2 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) • Urban Forssell, CEO • Fredrik Nihlén, CFO

Legal Disclaimer 2023 - 03 - 09 3 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) This presentation contains, and related oral and written statements of Neonode Inc. (the “Company”) and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include information about current expectations, strategy, plans, potential financial performance or future events. They also may include statements about market opportunity and sales growth, financial results, use of cash, product development and introduction, regulatory matters and sales efforts. Forward - looking statements are based on assumptions, expectations and information available to the Company and its management and involve a number of known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by these forward - looking statements. These uncertainties and risks include, but are not limited to, our ability to secure financing when needed on acceptable terms, risks related to new product development, our ability to protect our intellectual property, our ability to compete, general economic conditions including as a result of the ongoing COVID - 19 pandemic or geopolitical conflicts such as the war in Ukraine, as well as other risks outlined in filings of the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Prospective investors are advised to carefully consider these various risks, uncertainties and other factors. Any forward - looking statements included in this presentation are made as of today’s date. The Company and its management undertake no duty to update or revise forward - looking statements. This presentation has been prepared by the Company based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.

Agenda 2023 - 03 - 09 4 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) 1. Brief Strategy and Business Update 2. Q4 and FY 2022 Financial Results 3. Financing 4. Current Status and Plan Going Forward 5. Patent Litigations v. Apple, Samsung 6. Concluding Remarks 7. Q&A Neonode Inc. Q4 and FY 2022 | March 9, 2023

Business Strategy: Technology Licensing and Product Sales

TARGET SEGMENTS	PRINTER	AUTOMOTIVE	ELEVATORS	INTERACTIVE KIOSKS
				
CUSTOMER OFFERINGS	ZFORCE	MULTISENSING	TOUCH SENSOR MODULES (ZFORCE)	
BUSINESS MODELS	SALES OF NRE SERVICES + TECHNOLOGY LICENSING		SALES OF NRE SERVICES + PRODUCT SALES	

2023-03-09 | 5
© Neonode 2001-2023 · www.neonode.com · Nasdaq (NEON)

Key Application Areas In Our Licensing Business: • HUD Obstruction Detection • Interior Controls • (Rugged) Touch • Gesture Sensing • Driver and In - cabin Monitoring In Our Products Business: • Contactless Touch • Touchless Touch on displays, keyboards, keypads, buttons • Holographic Touch • (Rugged) Touch on displays and other surfaces • Gesture Sensing zForce MultiSensing Touch Sensor Modules 2023 - 03 - 09 6 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Website Reflecting Strategy www.neonode.com 2023 - 03 - 09 7 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

3-step Approach for Growth

1 — Now

Focused marketing and sales work to establish "beachheads" in key segments and markets

POC and demo projects to show value of technology

2 — Next

Scale TSM business in key markets

Reinvigorate licensing business with additional customer projects

Leverage existing customer relations and partner cooperations to accelerate growth

3 — Future

Expand business scope to new market segments and further geographical markets

Develop new partnerships with additional VARs and tech partners to facilitate further growth

Find 2nd source production partner

Develop new customer offerings using proprietary and partner technology

2023-03-09 | 8
© Neonode 2001-2023 · www.neonode.com · Nasdaq (NEON)
neonode®

Events Q4 2022 Tech AD, Detroit November 2022 2023 - 03 - 09 9 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) AutoTech Europe Munich November 2022 Auto HUD Tech Forum Shuzhou/Virtual November 2022 Japan Build Tokyo December 2022

Retail Tech 2023, Japan 2023 - 03 - 09 10 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Agenda 2023 - 03 - 09 11 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) 1. Brief Strategy and Business Update 2. Q4 and FY 2022 Financial Results 3. Financing 4. Current Status and Plan Going Forward 5. Patent Litigations v. Apple, Samsung 6. Concluding Remarks 7. Q&A Neonode Inc. Q4 and FY 2022 | March 9, 2023

$5.7 million Revenue Total 2022 ź 3% YoY $1.0 million Revenue Products 2022 Ÿ 4% YoY 1,400 1,200 1,000 800 600 400 200 0 - 200 AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA Q1 - 22 Q2 - 22 Q3 - 22 Q4 - 22 Thousands Q4/’22 Financial Results – Revenues Revenues by Revenue Stream and Region Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 License fees Q2 - 21 Q3 - 21 Q4 - 21 Products NRE 1,800 1,600 1,400 1,200 1,000 800 600 400 200 0 - 200 Thousands Revenues by Revenue Stream Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 Q2 - 22 Q3 - 22 Q4 - 22 License fees Products NRE 2023 - 03 - 09 12 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Q4/’22 Financial Results – Gross Profit/Margin 51% Adjusted Gross Margin TSMs* Ÿ 13pp YoY 22% Gross Margin Products 2022 Ÿ 19pp YoY - 250% - 200% - 150% - 100% - 50% 0% 50% 100% - 200 - 100 - 150 200 150 100 50 0 - 50 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 Q2 - 22 Q3 - 22 Q4 - 22 Thousands Gross Profit/Margin Products Gross profit Gross margin 0% 10% 20% 30% 40% 50% 70% 60% 0 50 100 150 200 250 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Thousands Gross Profit/Margin TSMs Adjusted* Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 Q2 - 22 Q3 - 22 Q4 - 22 Gross profit Gross margin 2023 - 03 - 09 13 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) * See calculation in Appendix ”Non - GAAP Financial Measures”

Q4/’22 Financial Results – Operating Expenses $10.2 million Operating Expenses 2022 ź 15% YoY - 3,000 - 3,500 2023 - 03 - 09 14 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) - 2,500 - 2,000 - 1,500 - 1,000 - 500 0 Q4 - 21 Q1 - 22 Q2 - 22 Q3 - 22 Q4 - 22 Thousands Operating Expenses Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21

Q4/’22 Financial Results – P&L - $4.9 million Net Loss 2022 Ÿ 24% YoY kUSD 2022 2021 2020 Revenues 5 670 5 836 5 984 Cost of revenues 804 955 1 078 Gross margin 4 866 4 881 4 906 Operating expenses 10 152 11 988 11 097 Operating loss - 5 286 - 7 107 - 6 191 Other income (expense) 121 - 15 - 32 Loss before provision for income taxes - 5 165 - 7 122 - 6 223 Provision for income taxes 118 146 59 Net loss including noncontrolling interests - 5 283 - 7 268 - 6 282 Less: net loss attributable to noncontrolling interests 400 818 677 Net loss attributable to Neonode Inc. - 4 883 - 6 450 - 5 605 Preferred dividends - - - 33 Net loss attributable to common shareholders of Neonode Inc. - 4 883 - 6 450 - 5 638 2023 - 03 - 09 15 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Q4/’22 Financial Results – Cash $16.3 million Cash and Accounts Receivables Dec. 31, 2022 ź 2.4 Million Dec. 31,2021 - 3,000 - 3,500 2023 - 03 - 09 16 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) - 2,500 - 2,000 - 1,500 - 1,000 - 500 0 Q1 - 20 Q2 - 20 Thousands Net cash used in operating activities Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 Q2 - 22 Q3 - 22 Q4 - 22 $6.8 million Net Cash Burn Operating Activities 2022 ź 11% YoY

Agenda 2023 - 03 - 09 17 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) 1. Brief Strategy and Business Update 2. Q4 and FY 2022 Financial Results 3. Financing 4. Current Status and Plan Going Forward 5. Patent Litigations v. Apple, Samsung 6. Concluding Remarks 7. Q&A Neonode Inc. Q4 and FY 2022 | March 9, 2023

At - The - Market Financing • We used our ATM facility during October 2022 to January 2023 2023 - 03 - 09 18 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) • Net proceeds of $12.6 million • Average price per share was $7.24 • Common stock outstanding as of Mar. 3, 2023 were 15,359,481 • The improved cash position give financial stability to execute on our strategy $4.7 Million ATM Net Proceeds Q4 2022 $7.9 Million ATM Net Proceeds Jan. 2023

Agenda 2023 - 03 - 09 19 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) 1. Brief Strategy and Business Update 2. Q4 and FY 2022 Financial Results 3. Financing 4. Current Status and Plan Going Forward 5. Patent Litigations v. Apple, Samsung 6. Concluding Remarks 7. Q&A Neonode Inc. Q4 and FY 2022 | March 9, 2023

Sales Results 2022 & Outlook • Our 2022 sales revenues were on par with our 2021 sales revenues. • We remain optimistic about our ability to significantly grow our business and have several very promising opportunities in our sales funnel. 2023 - 03 - 09 20 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Plan Going Forward • We believe our strategy and strong finances make us well positioned to significantly grow our business this and the coming years. • We are adding resources to our global sales team to support growth in key sectors and markets. • We are also expanding our network of distributors, value - added resellers, and other partners for a broader reach and a quicker market penetration. Sales Marketing 2023 - 03 - 09 21 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) Engineering • We continue to invest in product development to improve the added customer value our products and solutions bring and to broaden our offering. • To support these efforts and shorten our time - to - market, we are strengthening our engineering team and increasing our use of external development partners. • We continue to build on our brand and marketing platform to drive sales; • Increased focus on physical demos and POC projects. • Increased focus on events and roadshows. • Continued use of digital marketing campaigns. • Key point: Show the value of our technology.

Driver and In - cabin Monitoring 2023 - 03 - 09 22 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) Ongoing discussions with OEMs and tier 1 suppliers for mass production of driver and in - cabin monitoring solutions. MultiSensing Licensing Solutions

HUD Obstruction Detection 2023 - 03 - 09 23 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) Ongoing discussions with OEMs and tier 1 suppliers for mass production of obstruction detection solutions. zForce Licensing Solutions

zForce and MultiSensing Licensing Solutions

Interior Controls & Driver Monitoring

Neonode and EPICNPOC sign a Memorandum of Understanding to develop and deliver features for a multimodal HMI development platform for automotive OEMs and tier 1 suppliers.



2023-03-09 | 24
© Neonode 2001-2023 · www.neonode.com · Nasdaq (NEON)

CES 2023, Las Vegas 2023 - 03 - 09 25 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

TSM Applications

Elevator Control Panels

Contactless touch solutions for elevator control panels, both for new installs and retrofit. Touchless touch and holographic touch solutions.

Illustration to the right: Typical touchless touch solution using a “parallel plane” application of Neonode TSMs.


7
8
5
6
3
2
1
-1

2023-03-09 | 26 © Neonode 2001-2023 · www.neonode.com · Nasdaq (NEON)

TSM Applications

Interactive Kiosks

Contactless touch solutions for interactive kiosks, both for new installs and retrofit. Touchless touch and holographic touch solutions.

Illustration to the right: Maxell Aqua Park in Tokyo deploys holographic infotainment displays using Neonode TSMs.


Dwarf sawfish

2023-03-09 | 27
© Neonode 2001-2023 · www.neonode.com · Nasdaq (NEON)

Medtech Systems 2023 - 03 - 09 28 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) Elix Systems delivers retrofit display frames with Neonode TSMs that realize a robust, high - performance touch feature on displays in ultrasound systems adding a lot of value for the customer and for the end users. TSM Applications

Medtech

Neonode Medical Solutions



- Contactless touch solutions for medtech equipment and interactive kiosks in hospitals
- Robust and accurate touch features, even with surgical gloves or wet hands
- Touch on germ-eliminating materials such as silver or copper
- Object and proximity detection for interference-free operation

Customer Implementations


100

- Holographic patient carts by Holo Industries reduce the spread of pathogens
- AnySurface keyboard by HY-LINE for easy disinfection of interactive surfaces
- Elix Systems enable touch on rugged, high-quality displays in ultrasound systems, while maintaining 100% image quality (resolution, contrast, brightness)

2023-03-09 | 29 © Neonode 2001-2023 · www.neonode.com · Nasdaq (NEON)

neonode®

Agenda 2023 - 03 - 09 30 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) 1. Brief Strategy and Business Update 2. Q4 and FY 2022 Financial Results 3. Financing 4. Current Status and Plan Going Forward 5. Patent Litigations v. Apple, Samsung 6. Concluding Remarks 7. Q&A Neonode Inc. Q4 and FY 2022 | March 9, 2023

Patent Agreement with Aequitias In May 2019, Neonode assigned two patent families related to old smartphone technology to Aequitas Technologies LLC in exchange for 50% of the net proceeds if Aequitas succeeds in monetizing the patents. Net proceeds should here be understood as gross proceeds less out of pocket expenses and legal fees. Background Facts Ongoing Litigations 2023 - 03 - 09 31 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) Neonode’s Role Neonode has no insight into or influence over Aequitas’ operations and, in particular, we are not involved in the lawsuits v. Apple and Samsung. Neonode will not bear any costs associated with the ongoing litigations and we are not exposed to any risks because of them. In June 2020, Neonode Smartphone LLC, a subsidiary of Aequitas Technologies LLC, filed patent infringement lawsuits against Apple Inc., and Samsung Electronics Co. Ltd. and Samsung Electronics America Inc., respectively, in the Western District of Texas, USA. Both litigations are still ongoing. Neonode has an “embedded call option” associated with its patent agreement with Aequitas Technologies LLC

Agenda 2023 - 03 - 09 32 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) 1. Brief Strategy and Business Update 2. Q4 and FY 2022 Financial Results 3. Financing 4. Current Status and Plan Going Forward 5. Patent Litigations v. Apple, Samsung 6. Concluding Remarks 7. Q&A Neonode Inc. Q4 and FY 2022 | March 9, 2023

Concluding Remarks 2023 - 03 - 09 33 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) • Sales revenues 2022 were $5.7 million (2021 $5.8 million). • Net loss 2022 was $4.9 million (2021 $6.5 million). • Net cash used in operating activities 2022 was $6.8 million (2021 $7.7 million). • We continue to see strong interest in our TSMs and our zForce and MultiSensing platforms from customers globally and will use our strong cash position to drive growth through investments in sales, marketing, and product development.

Agenda 2023 - 03 - 09 34 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) 1. Brief Strategy and Business Update 2. Q4 and FY 2022 Financial Results 3. Financing 4. Current Status and Plan Going Forward 5. Patent Litigations v. Apple, Samsung 6. Concluding Remarks 7. Q&A Neonode Inc. Q4 and FY 2022 | March 9, 2023

info@neonode.com neonode.com Subscribe to Neonode newsletter Thank you. 2023 - 03 - 09 35 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) 2023 - 03 - 09 35 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Appendix 2023 - 03 - 09 36 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Non-GAAP Financial Measures

In addition to presenting our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), we use adjusted gross margin to measure our financial performance. We define adjusted gross margin as gross margin excluding AirBar sales revenues and costs and adjusting for costs and lost revenues caused by a quality issue and one-time write-down of inventory. We believe adjusted gross margin is a meaningful measure because it reflects the performance of our TSM business, which is our current focus. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Our use of adjusted gross margin, a non-GAAP financial measure, has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measure. You should not consider adjusted gross margin in isolation or as substitutes for analysis of our results as reported under GAAP. Our definition of non-GAAP adjusted gross margin may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

The following tables presents a reconciliation of adjusted gross margin to gross margin, the most directly comparable GAAP financial measure.

kUSD	Q1-20	Q2-20	Q3-20	Q4-20	Q1-21	Q2-21	Q3-21	Q4-21	Q1-22	Q2-22	Q3-22	Q4-22	2022	2021	2020
Revenue Products	98	66	284	502	355	346	136	118	147	210	155	483	995	955	950
Cost of Sales Products	-36	-72	-198	-496	-270	-212	-98	-342	-51	-93	-80	-552	-776	-922	-802
Gross Profit Products	**62**	**-6**	**86**	**6**	**85**	**134**	**38**	**-224**	**96**	**117**	**75**	**-69**	**219**	**35**	**150**
Lost revenues TSM quality issue	-	-	-	-	-	-14	12	92	-	-	-	-	-	90	-
Cost of sales TSM quality issue	-	-	-	-	-	4	27	-61	-	-	-	-	-	-31	-
Inventory write-down TSM quality issue	-	-	-	-	-	-	-	154	-	-	-	294	294	154	-
Revenue AirBar	1	-0	-60	-21	-43	-	-	-	-13	-	-	-	-13	-43	-79
Cost of Sales AirBar	-23	27	86	123	39	-4	-7	149	-	-	-	-	-	178	213
Adjusted Gross Profit Products	**40**	**21**	**112**	**109**	**81**	**120**	**70**	**110**	**83**	**117**	**75**	**225**	**500**	**383**	**284**
Gross Margin Products	63%	-9%	30%	1%	24%	39%	28%	-190%	65%	56%	48%	-14%	22%	4%	16%
Adjusted Gross Margin Products	40%	32%	50%	23%	26%	36%	47%	52%	62%	56%	48%	47%	51%	38%	33%

2023-03-09 | 37
© Neonode 2001-2023 · www.neonode.com · Nasdaq (NEON)
neonode®